                                                                Exhibit 10.1

                           THE 1998 STOCK OPTION PLAN

                                       OF

                              MSS - DELAWARE, INC.

            MSS - Delaware, Inc., a Delaware corporation, has adopted The 1998 Stock Option Plan of MSS-Delaware., Inc. (the "Plan"), effective August 3, 1998, for the benefit of its eligible Employees and Consultants.

            The purposes of the Plan are as follows:

            (1) To provide an additional incentive for Employees and Consultants (as such terms are defined below) to further the growth, development and financial success of the Company by personally benefiting through the ownership of Company stock.

            (2) To enable the Company to obtain and retain the services of Employees and Consultants considered essential to the long range success of the Company by offering them an opportunity to own stock in the Company.

                                   ARTICLE I.
                                   DEFINITIONS

            Whenever the following terms are used in this Plan, they shall have the meaning specified below unless the context clearly indicates to the contrary. The singular pronoun shall include the plural where the context so indicates.

      1.1. Board. "Board" shall mean the Board of Directors of the Company.

      1.2. Change in Control. "Change in Control" shall mean a change in ownership or control of the Company effected through any of the following transactions:

            (a) any person or related group of persons (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) directly or indirectly acquires beneficial ownership (within the meaning of Rule 13d-3 under the Exchange Act) of securities possessing more than fifty percent (50%) of the total combined voting power of the Company's outstanding securities pursuant to a tender or exchange offer made directly to the Company's stockholders which the Board does not recommend such stockholders to accept; or

            (b) there is a change in the composition of the Board over a period of thirty-six (36) consecutive months (or less) such that a majority of the Board members (rounded up to the nearest whole number) ceases, by reason of one or more proxy contests for the election of Board members, to be comprised of individuals who either (i) have been Board members continuously since the beginning of such period or (ii) have been elected or nominated for election as Board members during such period by at least a majority of
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                                                                Exhibit 10.1

      the Board members described in clause (j)who were still in office at the time such election or nomination was approved by the Board; or

            (c) the stockholders of the Company approve a merger or consolidation of the Company with any other corporation (or other entity), other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity) at least a majority of the combined voting power of the voting securities of the Company or such surviving entity outstanding immediately after such merger or consolidation; provided, however, that a merger or consolidation effected to implement a recapitalization of the Company (or similar transaction) in which no person (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Principal Stockholder) acquires more than 25% of the combined voting power of the Company's then outstanding securities shall not constitute a Change in Control; or

            (d) the stockholders of the Company approve a plan of complete liquidation of the Company or an agreement for the sale or disposition by the Company of all or substantially all of the Company's assets; or

            (e) any person (other than the Company or a Principal Stockholder or a person that, prior to such transaction, directly or indirectly controls, is controlled by, or is under common control with, the Company or a Municipal Stockholder) is or becomes the beneficial owner of securities of the Company representing ten percent (10%) or more of the combined voting power of the Company's then outstanding securities and (A) the identity of the Chief Executive Officer of the Company is changed during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial owner-ship and ending two (2) years thereafter, or (B) individuals constituting at least one-third (1/3) of the members of the Board at the beginning of such period shall leave the Board during the period beginning sixty (60) days before the attainment of the ten percent (10%) beneficial ownership and ending two (2) years thereafter.

      1.3. Code. "Code" shall mean the Internal Revenue Code of 1986, as amended.

      1.4. Committee. "Committee" shall mean the Compensation Committee of the Board, or another committee or subcommittee of the Board, appointed as provided in Section 7 1.

      1.5. Common Stock. "Common Stock" shall mean the common stock of the Company, par value $O.01 per share.

      1.6. Company. "Company" shall mean MSS-Delaware, a Delaware corporation.

      1.7. Consultant. "Consultant" shall mean any consultant or adviser if:

            (a) the consultant or adviser renders bona fide services to the Company;

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                                                                Exhibit 10.1



            (b) the services rendered by the consultant or adviser are not in connection with the offer or sale of securities in a capital -raising transaction and do not directly or indirectly promote or maintain a market for the Company's securities; and

            (c) the consultant or adviser is a natural person who has contracted directly with the Company to render such services.

      1.8.  Director.  "Director" shall mean a member of the Board.

      1.9. Disinterested Director. "Disinterested Director" shall mean a Director who is a "disinterested person" as defined in Rule l6b-3 of the Exchange Act.

      1.10. DRO. "DRO" shall mean a domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act of 1974, as amended, or the rules thereunder.

      1.11. Employee. "Employee" shall mean any officer or other employee (as defined in accordance with Section 3401(c) of the Code) of the Company, or of any corporation which is a Subsidiary.

      1.12. Exchange Act. "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

      1.13. Fair Market Value. "Fair Market Value- of a share of Common Stock as of a given date shall be determined on a fully diluted basis (a) if such stock has first become publicly traded on such date, the mean between the final bid and asked prices on the principal exchange (or NASDAQ if applicable) on which such shares me traded on such date as reported in the Wall Street Journal, (b) if such stock was publicly traded prior to such date, 20 trading days (or such smaller number of days as follow the day prior to the day on which such stock was first publicly traded) prior to the date of determination of the mean between the final bid and asked prices on the principal exchange (or NASDAQ if applicable) on which such shares are traded as reported in the Wall Street Journal, or (c) if Common Stock is not publicly traded on an exchange and not quoted on NASDAQ or a successor quotation system, the Fair Market Value of a share of Common Stock as established by the Committee acting in good faith.

      1.14. Incentive Stock Option. "Incentive Stock Option" shall mean an Option which conforms to the applicable provisions of Section 422 of the Code and which is designated as an Incentive Stock Option by the Committee.

      1.15. IPO. IPO shall mean the first public offering by the Company of its Common Stock.

      1.16. Non-Qualified Stock Option. "Non-Qualified Stock Option" shall mean an Option which is not designated as an Incentive Stock Option by the Committee.

      1.17. Optionee. "Option" shall mean a person who has been granted an Option.

      1.18. Option.  "Option" shall mean a stock Option granted under
Article IV of the Plan.

                                                                Exhibit 10.1

An Option granted under the Plan shall, as determined by the Committee, be either a Non-Qualified Stock Option or Incentive Stock Option; provided, however, that Options granted to Consultants shall be Non-Qualified Stock Options.

      1.19. Plan.  "Plan" shall mean The 1998 Stock Option Plan of
MSS-Delaware.

      1.20. Principal Stockholder. "Principal Stockholder" shall mean MSS Acquisition Corp. II, Julian R. Geiger, David R. Geltzer, John S. Mills.

      1.21. Securities Act. "Securities Act" shall mean the Securities Act of 1933, as amended.

      1.22. Stock Option Agreement. "Stock Option Agreement" shall mean a written agreement executed by an authorized officer of the Company and the Option which shall contain such terms and conditions with respect to an Option as the Committee shall determine, consistent with the Plan.

      1.23. Subsidiary. "Subsidiary" shall mean any entity of which the Company owns, directly or indirectly, 50% or more of the aggregate voting power of the voting securities.

      1.24. Substitute Option. "Substitute Option" shall mean an Option granted under this Plan upon the assumption of, or substitution for, outstanding equity options previously granted by a company or other entity in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term "Substitute Option" be construed to refer to an Option made in connection with the cancellation and repricing of an Option granted under the Plan.

      1.25. Termination of Consultancy. "Termination of Constancy" shall mean the time when the engagement of an Optionee as a Consultant to the Company or a Subsidiary is terminated for any reason, with or without cause, including, but not by way of limitation, by resignation, discharge, death or retirement; but excluding terminations where there is a simultaneous commencement of employment with the Company or any Subsidiary. The Committee. in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Consultancy, including, but not by way of limitation, the question of whether a Termination of Consultancy resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Consultancy. Notwithstanding any other provision of the Plan, the Company or any Subsidiary has an absolute and unrestricted right to terminate a Consultant's service at any time for any reason whatsoever, with or without cause, except to the extent expressly provided otherwise in writing.

      1.26. Termination of Employment. "Termination of Employment" shall mean the time when the employee-employer relationship between an Optionee and the Company or any Subsidiary is terminated for any reason, with or without cause, including. but not by way of limitation, a termination by resignation, discharge, death, disability or retirement; but excluding (a) terminations where there is a simultaneous reemployment or continuing employment of an Optionee by the Company or any Subsidiary, (b) at the discretion of the Committee, terminations which result in a temporary severance of the employee-employer relationship, and (c) at the discretion of the Committee, terminations which are followed by the simultaneous establishment of a consulting relationship by the Company or a Subsidiary with the former employee.

                                                                Exhibit 10.1


The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Termination of Employment, including, but not by way of limitation, the question of whether a Termination of Employment resulted from a discharge for good cause, and all questions of whether a particular leave of absence constitutes a Termination of Employment; provided, however , that, with respect to Incentive Stock Options, unless otherwise determined by the Committee in its discretion, a leave of absence, change in status from an employee to an independent contractor or other change in the employee-employer -relationship shall constitute a Termination of Employment if and to the extent that such leave of absence, change in status or other change interrupts employment for the purposes of Section 422(a)(2) of the Code and the then applicable regulations and revenue rulings under said Section.

                                   ARTICLE II.
                             SHARES SUBJECT TO PLAN

      2.1. Shares Subject to Plan. The shares of stock subject to Options shall be shares of the Company's Common Stock, par value $0.01 per share. The aggregate number of such shares which may be issued upon exercise of such Options shall not exceed 17,500.

      2.2. Add-back of Options. If any Option expires or is canceled without having been fully exercised, or is exercised in whole or in part for cash as permitted by the Plan, the number of shares subject to such Option but as to which such Option was not exercised prior to its expiration, cancellation or exercise may again be granted hereunder, subject to the limitations of Section
2.1. Furthermore, any shares subject to Options which are adjusted pursuant to
Section 8.3 and become exercisable with respect to shares of stock of another corporation shall be considered canceled and may again be granted hereunder, subject to the limitations of Section 2.1. Shares of Common Stock which are delivered by the Optionee or withheld by the Company upon the exercise of any Option under the Plan, in payment of the exercise price thereof or tax withholding thereon, may again be granted hereunder, subject to the limitations of Section 2.1. Notwithstanding the provisions of this Section 2.2, no shares of Common Stock may again be granted if such action would cause an Incentive Stock Option to fail to qualify as an "incentive stock option" under Section 422 of the Code.

                                  ARTICLE III.
                               GRANTING OF OPTIONS

      3.1. Stock Option Agreement. Each Option shall be evidenced by a written Stock Option Agreement. Stock Option Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the applicable provisions of Section 422 of the Code.

      3.2. At-Will Employment. Nothing in the Plan or in any Stock Option Agreement hereunder shall confer upon any Optionee any right to continue in the employ of or as a Consultant for, the Company or any Subsidiary, or shall interfere with or restrict in any way the rights of the Company and any Subsidiary, which arc hereby expressly reserved, to discharge any Optionee at any time for any reason whatsoever, with or without cause, except to the extent

                                                                Exhibit 10.1




expressly provided otherwise in a written employment agreement between the Optionee and the Company or any Subsidiary.

                                   ARTICLE IV.
                               GRANTING OF OPTIONS

      4.1. Eligibility. Any Employee or Consultant selected by the Committee pursuant to Section 4.4(a)(i) shall be eligible to be granted an Option.

      4.2. Disqualification for Stock Ownership. No person may he granted an Incentive Stock Option under the Plan if such person, at the time the Incentive Stock Option is granted, owns stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any then existing Subsidiary or parent corporation (within the meaning of Section 422 of the Code) unless such Incentive Stock Option conforms to the applicable provisions of Section 422 of the Code.

      4.3. Qualification of Incentive Stock Options. No Incentive Stock Option shall be granted to any person who is not an Employee.

      4.4.  Granting of Options to Employees and Consultants.

            (a) The Committee shall from time to time, in its discretion, and subject to applicable limitations of the Plan:

                  (i) Select from among the Employees and Consultants (including
            Employees and Consultants who have previously received Options under the Plan) such or them as in its opinion should be granted Options;

                  (ii) Determine the number of shares to bc subject to such Options granted to the selected Employees and Consultants;

                  (iii) Subject to Section 4.3, determine whether such Options are to be Incentive Stock Options or Non-Qualified Stock Options;
            and

                  (iv) Determine the terms and conditions of such Options, consistent with the Plan.

            (b) Upon the selection of an Employee or Consultant to be granted an Option, the Committee shall instruct the Secretary of the Company to issue the Option and may impose such conditions on the grant of the Option as it deems appropriate.

            (c) Any Incentive Stock Option granted under the Plan may be modified by the Committee, with the consent of the Optionee, to disqualify such Option from treatment as an "incentive stock option" tinder Section 422 of the Code.

                                                              Exhibit 10.1

                                   ARTICLE V.
                                TERMS OF OPTIONS

      5.1. Option Price. The price per share of the shares subject to each Option shall be set by the Committee; provided, however, that such price shall be no less than the par value of a share of Common Stock, unless otherwise permitted by applicable state law, and:

            (a) in the case of Incentive Stock Options such price shall not be less than 100% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(h) of the Code);

            (b) in the case of Incentive Stock Options granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code), such price shall not be less than 110% of the Fair Market Value of a share of Common Stock on the date the Option is granted (or the date the Option is modified, extended or renewed for purposes of Section 424(b) of the Code); and

            (c) in the case of an Option that is a Substitute Option, such price may be less than the Fair Market Value per share on the date of grant, provided, that the excess of:

                  (i) the aggregate Fair Market Value (as of the date such
            Substitute Option is granted) of the shares subject to the Substitute Option; over

                  (ii) the aggregate exercise price of such Substitute Option; does not exceed the excess of,

                  (iii) the aggregate fair market value (as of the time
            immediately preceding the transaction giving rise to the Substitute Option, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company; over

                  (iv) the aggregate exercise price of the option on such shares.

      5.2. Option Term. The term of an Option shall be set by the Committee in its discretion; provided, however, that, in the case of Incentive Stock Options, the term shall not be more than ten (10) years from the date the Incentive Stock Option is granted, or five (5) years from the date the Incentive Stock Option is granted if the Incentive Stock Option is granted to an individual then owning (within the meaning of Section 424(d) of the Code) more than 10% of the total combined voting power of all classes of stock of the Company or any Subsidiary or parent corporation thereof (within the meaning of Section 422 of the Code). Except as limited by requirements of Section 422 of the Code and regulations and rulings thereunder applicable to Incentive Stock Options, the Committee may extend the term of any outstanding Option in connection with any Termination of Employment or Termination of Consultancy of the Optionee, or amend any other term or condition of such Option relating to such a termination.

                                                       Exhibit 10.1

     5.3. Option Vesting

         (a) The period during which an Option vests or becomes exercisable, in whole or in part, shall be set by the Committee and the Committee may determine that an Option may not be exercised in whole or in part for a specified period after it is granted; provided, however that, unless the Committee otherwise provides in the terms of the Stock Option Agreement or otherwise, no Option shall be exercisable by any Optionee who is then subject to Section 16 of the Exchange Act within the period ending six months and one day after the date the Option is granted. At any time after grant of an Option, the Committee may, in its sole discretion and subject to whatever terms and conditions it selects, accelerate the period during which an Option vests.

         (b) No portion of an Option which is unexercisable at Termination of Employment or Termination of Consultancy, as applicable, shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Stock Option Agreement or by action of the Committee.

         (c) To the extent that the aggregate Fair Market Value of stock with respect to which "incentive stock options" (within the meaning of Section 422 of the Code, but without regard to Section 422(d) of the Code) are exercisable for the first time by an Optionee during any calendar year (under the Plan and all other Incentive Stock Option plans of the Company and any parent or subsidiary corporation (within the meaning of Section 422 of the Code) of the Company) exceeds $100,000, such Options shall be treated as Non-Qualified Options to the extent required by Section 422 of the Code. The rule set forth in the preceding sentence shall be applied by taking Options into account in the order in which they were granted. For purposes of this Section 5.3(c), the Fair Market Value of stock shall be determined as of the time the Option with respect to such stock is granted.

                                 ARTICLE VI.
                            EXERCISE OF OPTIONS

     6.1. Partial Exercise. An exercisable Option may be exercised in whole or in part. However, an Option shall not be exercisable with respect to fractional shares and the Committee may require that, by the terms of the Option, a partial exercise be with respect to a minimum number of shares.

     6.2. Manner of Exercise. All or a portion of an exercisable Option shall be deemed exercised upon delivery of all of the following to the Secretary of the Company or his office.

         (a) A written notice complying with the applicable rules established by the Committee stating that the Option, or a portion thereof, is exercised. The notice shall be signed by the Optionee or other person then entitled to exercise the Option or such portion of the Option;

         (b) Such representations and documents as the Committee, in its sole discretion, deems necessary or advisable to effect compliance with all applicable provisions of the Securities Act and any other federal or state securities laws or

                                                                Exhibit 10.1

      regulations. The Committee may, in its sole discretion. also take whatever additional actions it deems appropriate to effect such compliance including, without limitation, placing legends on share certificates and issuing stop-transfer notices to agents and registrars;

            (c) In the event that the Option shall be exercised pursuant to Section 8.1 by any person or persons other than the Optionee. appropriate proof of the right of such person or persons to exercise the Option; and

            (d) Fall cash payment to the Secretary of the Company for the shares with respect to which the Option, or portion thereof, is exercised. However, the Committee, may in its discretion (i) allow a delay in payment up to thirty (30) days from. the date the Option, or portion thereof, is exercised; (ii) allow payment, in whole or in part, through the delivery of shares of Common Stock which have been owned by the Optionee for at least six months, duly endorsed for transfer to the Company with a Fair Market Value on the date of delivery equal to the aggregate exercise price of the Option or exercised opinion thereof, (iii) allow payment, in whole or in part, through the surrender of shares of Common Stock then issuable upon exercise of the Option having a Fair Market Value on the date of Option exercise equal to the aggregate exercise price of the Option or exercised portion thereof; (iv) allow payment, in whole or in part, through the delivery of property of any kind which constitutes good and valuable consideration; (v) allow payment in whole or in part, through the delivery of a full recourse promissory note bearing interest (at no less than such rate as shall then preclude the imputation of interest under the
      Code) and payable upon such terms as may be prescribed by the Committee or the Board; (vi) allow payment, in whole or in part, through the delivery of a notice that the Optionee has placed a market sell order with a broker with respect to shares of Common Stock then issuable upon exercise of the Option, and that the broker has been directed to pay a sufficient portion of the net proceeds of the sale to the Company in satisfaction of the Option exercise price, provided that payment of such proceeds is then made to the Company upon settlement of such sale; or (vii) allow payment through any combination of the consideration provided in the foregoing subparagraphs (ii), (iii), (iv), (v) and (vi). In the case of a promissory note, the Committee may also prescribe the form of such note and the security to be given for such note. The Option may not be exercised, however, by delivery of a promissory note or by a loan from the Company when or where such loan or other extension of credit is prohibited by law.

      6.3. Conditions to Issuance of Stock Certificates. The Company shall not be required to issue or deliver any certificate or certificates for shares of stock purchased upon the exercise of any Option or portion thereof prior to fulfillment of all of the following conditions:

            (a) The admission of such sham to listing on all stock exchanges on which such class of stock is then listed;

            (b) The completion of any registration or other qualification of such shares under any state or federal law, or under the rulings or regulations of the Securities and Exchange Commission or any other governmental regulatory body which the Committee shall, in its sole discretion, deem necessary or advisable;

                                                                Exhibit 10.1

            (c) The obtaining of any approval or other clearance from any state or federal governmental agency which the Committee shall, in its sole discretion, determine to be necessary or advisable;

            (d) The lapse of such reasonable period of time following the exercise of the Option as the Committee may establish from time to time for reasons of administrative convenience, and

            (e) The receipt by the Company of M payment for such shares, including payment of any applicable withholding tax, which in the discretion of the Committee may be in the form of consideration used by the Optionee to pay for such shares under Section 6.2(d).

      6.4. Rights as Stockholders. Optionees shall not be, nor have any of the rights or privileges of, stockholders of the Company in respect of any shares purchasable upon the exercise of any part of an Option unless and until certificates representing such shares have been issued by the Company to such Optionees.

      6.5. Ownership and Transfer Restriction. The Committee, in its sole discretion, may impose such restrictions on the ownership and transferability of the shares purchasable upon the exercise of an Option as it deems appropriate. Any such restriction shall be set forth in the respective Stock Option Agreement and may be referred to on the certificates evidencing such shares. The Optionee shall give the Company prompt notice of any disposition of shares of Common Stock acquired by exercise of an Incentive Stock Option within (a) two years from the date of granting (including the date the Option. is modified, extended or renewed for purposes of Section 424(h) of the Code) such Option to such Optionee or (b) one year after the transfer of such shares to such Optionee.

      6.6. Additional Limitations on Exercise of Options. Optionees may be required to comply with any timing or other restrictions with respect to the settlement or exercise of an Option, including a window-period limitation, as may be imposed in the reasonable discretion of the Committee.

                                  ARTICLE VII.
                                 ADMINISTRATION

      7.1. Compensation Committee. Prior to an IPO, the Compensation Committee shall consist of the entire Board or a subcommittee of the Board assuming the functions of the Committee under the Plan, provided that the Chief Executive Officer of the Company shall be a member of the Compensation Committee. After an IPO, the Board may elect to have only Disinterested Directors serve on the Committee. Appointment of Committee members shall. be effective upon acceptance of appointment. Committee members may resign at any time by delivering written notice to the Board. Vacancies in the Committee may be filled by the Board.

      7.2. Duties and Powers of Committee. It shall be the duty of the Committee to conduct. the general administration of the Plan in accordance with its provisions. The Committee shall have the power to interpret the Plan and the Stock Option Agreements, and to adopt such rules for the administration, interpretation, and application of the Plan as are

                                                                Exhibit 10.1

consistent therewith, to interpret, amend or revoke any such rules and to amend any Stock Option Agreement provided that the rights or obligations of the Optionee of the Option that is the subject of any such Stock Option Agreement are not affected adversely. Any such grant under the Plan need riot be the same with respect to each Optionee. Any such interpretations and rules with respect to Incentive Stock Options shall be consistent with the provisions of Section
42.2 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan.

      7.3. Majority Rule, Unanimous Written Consent. The Committee shall act by a majority of its members in attendance at a meeting at which a quorum is present or by a memorandum or other written instrument signed by all members of the Committee.

      7.4. Compensation: Professional Assistance: Good Faith Actions. Members of the Committee shall receive such compensation, if any, for their services as members as may be determined by the Board. All reasonable expenses and liabilities which members of the Committee incur in connection with the administration of the Plan shall be borne by the Company, The Committee may, with the approval of the Board, employ attorneys, consultants, accountants.. appraisers, brokers, or other persons. The Committee, the Company and the Company's officers and Directors shall be entitled to rely in good faith upon the ad,, ice, opinions or valuations of any such persons. All actions taken and all interpretations and determinations made by the Committee or the Board in good faith shall be final and binding upon all Optionees, the Company and all other interested persons. No members of the Committee or Board shall be personally liable for any action, determination or interpretation made in good faith with respect to the Plan or Options, and all members of the Committee and the Board shall be fully protected by the Company in respect of any such action, determination of interpretation, so long as in each case such member was not grossly negligent did not act in bad faith or with willful misconduct.

                                  ARTICLE VIII.
                            MISCELLANEOUS PROVISIONS

      8.1. Not Transferable. No Option under the Plan may be sold, pledged, assigned or transferred in any manner other than by will or the laws of descent and distribution or, subject to the consent of the Committee, pursuant to a DRO, unless and until such Option has been exercised, or the: shares underlying such Option have been issued. and all restrictions applicable to such shares have lapsed. No Option or interest or right therein shall be liable for the debts, contracts or engagements of the Optionee or his successors in interest or shall be subject to disposition by transfer, alienation, anticipation, pledge, encumbrance, assignment or any other means whether such disposition be voluntary or involuntary or by operation of law by judgment, levy. attachment, garnishment or any other legal or equitable proceedings (including bankruptcy), and any attempted disposition thereof shall be null and void and of no effect, except to the extent that such disposition is permitted by the preceding sentence.

            During the lifetime of the Optionee, only he may exercise an Option (or any portion thereof) granted to him under the Plan, unless it has been disposed of pursuant to a DRO. After the death of the Optionee, any exercisable portion of an Option may, prior to the time when such portion becomes unexercisable under the Plan or the applicable Stock Option Agreement,

                                                                Exhibit 10.1

be exercised by his personal representative or by any person empowered to do so under the deceased Optionee's will or under the then applicable laws of descent and distribution.

      8.2. Amendment, Suspension or Termination of the Plan. Except as otherwise provided in this Section 8.2, the Plan may be wholly or partially ended or otherwise modified, suspended or terminated at any time or from time to time by the Board or the Committee. However, without approval of the Company's stockholders given within twelve months before or after the action by the Board or the Committee, no action of the Board or the Committee may, except as provided in Section 8.3, increase the limits imposed in Section 2.1 on the maximum number of shares which may be issued under the Plan. No amendment, suspension or termination of the Plan shall, without the consent of the Optionee alter or impair any rights or obligations under any Option theretofore granted, unless the Option itself otherwise expressly so provides. No Options may be granted during any period of suspension or after termination of the Plan, and in no event may any Incentive Stock Option be granted under the Plan after the first to occur of the following events:

            (a) The expiration of ten years from the date the Plan is adopted by the Board, or

            (b) The expiration of ten years from the date the Plan is approved by the Company s stockholders under Section 8.4.

      8.3. Changes in Common Stock or Assets of the Company Acquisition or Liquidation of the Company, Change in Control and Other Corporate Events.

            (a) Subject to Section 8.3(c), in the event that the Committee determines that any merger. consolidation, recapitalization, reorganization, reincorporation-stock split, reverse stock split, stock dividend, combination or reclassification of the Company's capital stock or other similar corporate transaction or event affects the Common Stock appropriate in such that an adjustment is reasonably determined by the Committee to be i order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to an Option, then the Committee shall, in such mariner as it may reasonably deem equitable, adjust any or all of:

                  (i) the number and kind of shares of Common Stock (or other securities or property) with respect to which Options may be granted (including, but not limited to, adjustments of the limitations in Section 2.1 on the maximum number and kind of shares which may be issued),

                  (ii) the number and kind of shares of Common Stock (or other securities or property) subject to outstanding Options, and

                  (iii) the exercise price with respect to any Option.

            (b) In the event of any Change in Control or other transaction or event described in Section 8.3(a), or of changes in applicable laws, regulations, or accounting principles, the Committee, ;in its sole discretion, and on such terms and conditions as it deems appropriate, either by the terms of the Option or by action taken prior to the

                                                                Exhibit 10.1

      occurrence of such transaction or event and either automatically or upon the Option's request, is hereby authorized to take any one or more of the following actions whenever the Committee determines that such action is appropriate in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or with respect to any Option under the Plan, to facilitate such transactions or events or to give effect to such changes in laws, regulations or principles:

                  (i) To provide for the purchase of any such Option for an
            amount of cash equal to the amount that could have been attained upon the exercise of such Option had such Option been currently exercisable or payable or fully vested;

                  (ii) To provide that the Option cannot vest or be exercised after such event. provided that prior to such event such Option shall be exercisable as to all shares covered thereby, notwithstanding anything to the contrary in (A) Section 5.31, or (B) the provisions of such Option;

                  (iii) To provide that such Option be assumed by the successor or survivor corporation, or a parent or subsidiary thereof, or shall be substituted for by similar options covering the stock of the successor or survivor corporation, or a parent or subsidiary thereof, with appropriate adjustment; as to the number and kind of shares and prices; and

                  (iv) To make adjustments in the number and type of shares of
            Common Stock (or other securities or property) subject to outstanding Options, and in the exercise price thereof which the Committee shall reasonably deem appropriate,

            (c) No adjustment or action described in this Section 8.3 or in any other provision of the Plan shall be authorized to the extent that such adjustment or action would cause the Plan to violate Section 422(b)(1) of the Code. Furthermore, no such adjustment or action shall be authorized to the extent such adjustment or action would result in short-swing profits liability under Section 16 or violate the exemptive conditions of Rule 16b-3 of the Exchange Act unless the Committee determines that the Option is not to comply with such exemptive conditions. The number of shares of Common Stock subject to any Option shall always be rounded to the next whole number.

      8.4. Approval of Plan by Stockholders. The Plan will be submitted for the approval of the Company's stockholders within twelve months after the date of the Board's initial adoption of the Plan. Options may be granted prior to such stockholder approval, provided that such Options shall not be exercisable nor shall such Options vest prior to the time when the Plan is approved by the stockholders, and provided further that if such approval has not been obtained at the end of said twelve-month period, all Options previously granted under the Plan shall thereupon be canceled and become null and void.

      8.5. Tax Withholding. The Company shall be entitled to require payment in cash or deduction from other compensation payable to each Optionee of any sums required by federal. or local tax law to be withheld with respect to the issuance, vesting, exercise or payment of any Option. The Committee may in its discretion and in satisfaction of the foregoing requirement

                                                                Exhibit 10.1

allow such Optionee to elect to have the Company withhold shares of Common Stock otherwise issuable under such Option (or allow the return of shares of Common Stock) having a Fair Market Value equal to the sums required to be withheld.

      8.6. Loans. The Committee may, in its discretion, extend one or more loans to Optionee in connection with the exercise of an Option granted under the Plan. The terms and conditions of any such loan shall be set by the Committee.

      8.7. Forfeiture Provisions. Pursuant to its general authority to determine the terms and conditions applicable to Options under the Plan, the Committee shall have the right to provide, in the terms of Options granted under the Plan, or to require an Optionee to agree by separate written instrument, that (a) (i) any proceeds, gains or other economic benefit actually or constructively received by the Optionee upon any receipt or exercise of the Option, or upon the receipt or resale of any Common Stock underlying the Option, must be paid to the Company, and (ii) the Option shall terminate and any unexercised portion of the Option (whether or not vested) shall be forfeited, if (b)(i) a Termination of Employment or Termination of Consultancy occurs prior to a specified date, or within a specified time period following receipt or exercise of the Option, or
(ii) the Optionee at any time, or during a specified time period, engages in any activity in competition with the Company, or which is inimical, contrary or harmful to the interests of the Company, as further defined by the Committee or the Optionee incurs a Termination of Employment or Termination of Consultancy for cause.

      8.8. Effect of Plan Upon Option and Compensation Plans. The adoption of the Plan shall not affect any other compensation or incentive plans in effect for the Company or any Subsidiary. Nothing in the Plan shall be con-trued to limit the right of the Company (a) to establish any other form, of incentives or compensation for Employees, Directors or Consultants of the Company or any Subsidiary or (b) to grant or assume options otherwise that under the Plan in connection with any proper corporate purpose including but not by way of limitation, the grant or assumption of options in connection with the acquisition by purchase, lease, merger, consolidation or otherwise, of the business, stock or assets of any corporation, partnership, limited liability company, firm or association.

      8.9. Compliance with Laws. The Plan, the granting and vesting of Options under the Plan and the issuance and delivery of shares of Common Stock and the payment of money under the Plan or under Options granted hereunder are subject to compliance with all applicable federal and state laws, rules and regulations (including but not limited to suite and federal securities law and federal margin requirements) and to such approvals by any listing, regulatory or government authority as may. in the opinion of counsel for the Company, be necessary or advisable in connection therewith. Any securities delivered under the Plan shall be subject to such restrictions, and the person acquiring such securities shall, if requested by the Company, provide such assurances and representations to the Company as the Company may deem necessary or desirable to assure compliance with all applicable legal requirements. To the extent permitted by applicable law, the Plan and Options granted hereunder shall be deemed amended to the extent necessary to conform to such laws, rules and regulations.

      8.10. Titles. Titles are provided herein for convenience only and are not to serve as a basis for interpretation or construction of the Plan.

                                                                Exhibit 10.1

      8.11. Governing Law. The Plan and any agreements hereunder shall be administered, interpreted and enforced under the internal laws of the State of Delaware without regard to conflicts of laws thereof.

            I hereby certify that the foregoing Plan was duly adopted by the Board of Directors of MSS-Delaware on August 3, 1998.

            Executed on this 3rd day of August, 1998.



                                                   /s/ David R. Geltzer
                                                   ____________________________
                                                   Name: David R. Geltzer
                                                   Its: Secretary





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